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                                                                EXHIBIT 32.1

                 CERTIFICATION OF PERIODIC FINANCIAL REPORTS

In connection with the Quarterly Report of Angelica Corporation (the "Company") on Form 10-Q for the period ending July 26, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Don W. Hubble, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1)       The Report fully complies with the requirements of
                      section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 4, 2003
                                        /s/ Don W. Hubble
                                        --------------------------------------
                                        Don W. Hubble
                                        Chairman, President and Chief
                                        Executive Officer of
                                        Angelica Corporation